INTANGIBLE ASSETS, NET - Estimated Amortization Expenses (Details) ¥ in Thousands	Dec. 31, 2020 CNY (¥)
Estimated amortization expenses for each of the future annual periods
2021	¥ 1,181
2022	382
2023	351
2024	329
2025	329
Thereafter	634
Total	¥ 3,206